UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 25, 2025

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation of Bylaws

On November 25, 2025, the Board of Directors (the “Board”) of Southern Missouri Bancorp, Inc. (“Southern Missouri” or the “Company”) approved and adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), that became immediately effective. The amendments to the Bylaws include:

•Revising the address of the home office

•Changing the meeting day of the annual meeting of stockholders to the Fourth Monday in October

•	Clarifying that Special meetings of stockholders can be called by a majority of the board of directors, the Chairman, CEO or President
•	Modernizing notice and communication methods by expanding acceptable forms of notice to include electronic transmission

•Clarifying that a special meeting of the board of directors may be held in or out of Missouri

•	Adding permission for directors to participate in board meetings by video conference or similar technology

•Removing the prohibition on compensation for telephonic attendance of board meetings

•

Replacing valid notice of a meeting of the board of directors by “telegram” with electronic communications equipment and recognized email/electronic delivery as valid notice of a meeting of the board of directors

•Clarifying that the President is the CEO unless the Board designates the Chairman as CEO

•Explicitly allowing the Board, President, or CEO to appoint additional officers as needed.

•	Adding section to explicitly authorizes the Board or a committee to allow the use of facsimile signatures of officers

•Adding article regarding corporate records, officers, experts, or committee reports

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 hereto.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The following exhibits are filed herewith:

Exhibit No.Exhibit

3.2	Amended and Restated Bylaws dated November 25, 2025

104Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: November 25, 2025	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer